UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2003

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                        0-20971                71-0788538
---------------------------      ------------------------     ----------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

             20 Harvard Mills Square, Wakefield Massachusetts 01880
             ------------------------------------------------------
               (Address of principal executive offices) (zip code)

        Registrant's telephone number, including area code (781) 246-3343

                                 Not Applicable

          (Former name or former address, if changed since last report)


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Item 5. Other Events

Attached as an exhibit to this Form 8-K is a copy of Edgewater Technology, Inc.'s press release which was disseminated publicly on April 23, 2003.

(c) Exhibits. The following exhibit is filed with this Form 8-K:

99.1 Edgewater Technology, Inc. Press Release dated April 23, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           EDGEWATER TECHNOLOGY, INC.
                                  (Registrant)


Date: April 23, 2003            By:   /s/ Kevin R. Rhodes
                                     -----------------------
                                     Kevin R. Rhodes
                                     Chief Financial Officer





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                                  EXHIBIT INDEX

99.1 Edgewater Technology, Inc. Press Release dated April 23, 2003.